SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PINNACLE BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINNACLE BANCSHARES, INC.
1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

April 29, 2004

Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Bancshares, Inc. (the “Company”) to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 26, 2004 at 11:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

     As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Al H. Simmons	/s/ Robert B. Nolen

Al H. Simmons	Robert B. Nolen, Jr.
Chairman of the Board	President and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
VOTING AND REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I — ELECTION OF DIRECTORS
PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
MISCELLANEOUS
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-KSB
Appendix A
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

PINNACLE BANCSHARES, INC.
1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Pinnacle Bancshares, Inc. (the “Company”) will be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama, on Wednesday, May 26, 2004 at 11:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1.	The election of two directors of the Company for a term of three years.

2.	The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

3.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 16, 2004, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MARY JO GUNTER
MARY JO GUNTER
SECRETARY

Jasper, Alabama
April 29, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
PINNACLE BANCSHARES, INC.

1811 Second Avenue
Jasper, Alabama 35501
(205) 221-4111

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
May 26, 2004

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Bancshares, Inc. (the “Company”) for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 26, 2004, at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 30, 2004.

VOTING AND REVOCATION OF PROXIES

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, properly executed proxies which have not been revoked will be voted FOR Proposal I to elect the nominees for directors set forth below and FOR Proposal II to ratify the appointment of KPMG LLP as the Company’s independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. The proxies solicited on behalf of the Board of Directors confer discretionary authority upon the holders thereof with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker no votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which can be voted at the Annual Meeting consist of shares of the Company’s common stock, par value $.01 per share (“Common Stock”). Stockholders of record as of the close of business on April 16, 2004 (the “Record Date”) are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 1,563,678 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

			Percent of Shares
Name and Address of	Amount and Nature of		of Common Stock
Beneficial Owners	Beneficial Ownership(1)		Outstanding
All Executive Officers and	245,724	(2)	15.7%
Directors as a Group
(9 persons)

Jeffrey L. Gendell	150,600	(3)	9.6%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is considered to “beneficially own” any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the vote of shares, and “investment power” is the power to dispose or direct the disposition of shares.

(2)	Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Pinnacle Bancshares, Inc. 1996 Stock Option and Incentive Plan (the “Option Plan”) which are exercisable within 60 days of the Record Date and shares allocated to participants in the Pinnacle Bank 401(k) retirement plan.

(3)	Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C., a Delaware limited liability company (“TM”), which is the general partner of Tontine Financial Partners, L.P., a Delaware limited partnership (“TFP”). TM has the power to direct the affairs of TFP, including decisions respecting the disposition of the proceeds from the sale of the shares. Mr. Gendell directs TM’s operations. Mr. Gendell reported sole voting and dispositive power of 6,000 shares and shared voting and dispositive power with TM and TFP of 144,600 shares as of December 31, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2003, all such filing requirements were complied with.

PROPOSAL I — ELECTION OF DIRECTORS

     The Company’s Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Board of Directors currently consists of eight members. The Nominating and Corporate Governance Committee of the Board of Directors has nominated Greg Batchelor and James T. Waggoner to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Nominating and Corporate Governance Committee of the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person’s name, age, the year he first became a director and the number of shares and percentage of Common Stock beneficially owned.

     The Board of Directors recommends a vote “FOR” the nominees named below as directors of the Company.

			PRESENT	SHARES OF
		YEAR FIRST	TERM	COMMON STOCK	PERCENT
		ELECTED	TO	BENEFICIALLY	OF
NAME	AGE(1)	DIRECTOR (2)	EXPIRE	OWNED (3)	CLASS
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007
Greg Batchelor	48	1983	2004	44,620	2.8%
James T. Waggoner	66	1996	2004	5,450	*
DIRECTORS CONTINUING IN OFFICE
O. H. Brown	59	1989	2005	12,700	*
Sam W. Murphy	56	1981	2005	27,260	1.8%
Al H. Simmons	56	1979	2005	71,851	4.6%
James W. Cannon	60	1990	2006	12,498	*
Robert B. Nolen, Jr.	45	1994	2006	46,389 (4)	2.9%
Max W. Perdue	70	1991	2006	18,456	1.2%

*	Less than 1% of shares outstanding.

(1)	At December 31, 2003.

(2)	Includes term of office as director of Pinnacle Bank (the “Bank”) prior to formation of the Company as the holding company for the Bank in January 1997. Each director of the Company is also a director of the Bank.

(3)	At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to “beneficially own” any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the vote of shares, and “investment power” is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children and trusts of which certain of such persons are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Option Plan which are exercisable within 60 days of the Record Date. See “Voting Securities and Principal Holders Thereof.”

(4)	Includes 16,389 shares allocated to Mr. Nolen’s account in the Bank’s 401(k) retirement plan and options to acquire 30,000 shares under the Option Plan.

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     GREG BATCHELOR has been President of Dependable True Value Hardware, Inc. in Russellville, Alabama since 1992. Prior to that, he was Manager.

     JAMES T. WAGGONER is President of Birmingham Business Consultants, LLC, a healthcare consulting firm, Birmingham, Alabama. Previously, he was Vice President, External Affairs, HealthSouth Corporation. He also serves as an Alabama State Senator.

     O. H. BROWN, is a certified public accountant, presently with the accounting firm of Haynes, Downard, Andra and Jones, LLP, Jasper, Alabama. Previously, he was with Warren, Averett, Kimbrough and Marino, LLC.

     SAM W. MURPHY is Chairman of the Board, Chief Executive Officer and Sales Manager of Murphy Furniture Manufacturing Co., Inc., a furniture manufacturer located in Jasper, Alabama.

     AL H. SIMMONS joined the Company in 1973 and served as President of the Company from 1979 until 1994. In October 1989, Mr. Simmons was elected Chairman of the Board of Directors. Mr. Simmons is an insurance agent with Pittman & Associates, Inc., Birmingham, Alabama.

     JAMES W. CANNON is retired. Previously, he was Senior Vice President - Operations of Burton Golf, Inc., a manufacturer of golf bags headquartered in Fort Walton Beach, Florida.

     ROBERT B. NOLEN, JR. joined the Company in 1987 as First Vice President, Chief Financial Officer and Treasurer. In 1990, Mr. Nolen was appointed Executive Vice President of the Company, and in 1994, Mr. Nolen was appointed President and Chief Executive Officer of the Company.

     MAX W. PERDUE retired in 1991 as Jasper, Alabama District Manager of the Alabama Power Company, having served with the company for thirty years in various engineering and management positions. Mr. Perdue is past-president of the Jasper Area Chamber of Commerce and resides in Jasper, Alabama.

Other Executive Officer

     MARY JO GUNTER, age 50, is Vice President and Corporate Secretary of the Company and Senior Vice President — Banking Services and Corporate Secretary of the Bank. Ms. Gunter joined the Bank in 1976 and has served in various lending related positions within the Bank. She is responsible for branch operations, personnel, loan servicing and other customer service areas.

Corporate Governance and Other Matters

     Board of Directors and Stockholder Meetings. The Board of Directors met six times during the fiscal year ended December 31, 2003. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2003. While the Company encourages all members of the Board of Directors to attend annual meetings, there is no formal policy as to their attendance. Beginning after this Annual Meeting, directors will be expected to be present at stockholder meetings. All of the members of the Board of Directors other than Messrs. Nolen, Cannon and Waggoner attended the 2003 Annual Meeting of Stockholders.

     Board of Director Independence. Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Amex and SEC rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Messrs. Batchelor, Brown, Cannon, Murphy, Perdue, Simmons, and Waggoner are independent directors of the Company within the meaning of applicable Amex and SEC rules.

     Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least annually.

     Stockholder Communications. Stockholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: 1811 Second Avenue, Jasper, Alabama 35501. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk.

     Code of Ethics. The Board of Directors has adopted a Code of Ethics that applies to all officers, other employees and directors. A link to the Code of Ethics is on the Corporate Governance portion of the Company’s website at: http://www.pinnaclebancshares.com.

Committees of the Board of Directors

     The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the directors who serve on these committees are independent within the meaning of applicable Amex and SEC rules.

     The Board of Directors has adopted a charter for each of the three standing committees. Links to these committee charters are on the Corporate Governance portion of the Company’s website at: http://www.pinnaclebancshares.com.

     Audit Committee. The members of the Audit Committee are O. H. Brown, who serves as the chairman, and Messrs. Murphy and Perdue. Each of the members of the committee is independent within the meaning of applicable Amex and SEC rules. The Board of Directors has determined that Mr. Brown is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

     The Audit Committee has oversight responsibility for the quality and integrity of the Company’s financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee met seven times during 2003. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the stockholders and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) registered public accounting firms; (ii) complaints relating to accounting, internal accounting controls or auditing matters; (iii) authority to engage advisors; and (iv) funding as determined by the Audit Committee. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter adopted by the Board of Directors, attached hereto as Appendix A, and available on the Corporate Governance portion of the Company’s website at: http://www.pinnaclebancshares.com.

     The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor. The policy requires that all services to be provided by the independent auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided during 2003.

     Compensation Committee. The members of the Committee are Messrs. Cannon (Chairman), Murphy and Perdue, each of whom is a non-employee director and is also independent within the meaning of Amex and SEC rules. The Compensation Committee met four times during 2003. The functions of the Compensation Committee include making recommendations to the Board of Directors concerning compensation, including incentive compensation, of the executive officers.

     Nominating and Corporate Governance Committee. The independent members of the Board of Directors serve as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies.

     In 2003, the full Board of Directors held one meeting in its capacity as a Nominating Committee for selecting management nominees for election as directors. In 2004, the Nominating Committee was renamed and reconstituted as a fully independent Nominating and Corporate Governance Committee.

     It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interests of the Company’s stockholders. The committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related of party transactions with the Company during the applicable time period (incumbent directors whose terms are to expire do not participate in such review); and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates’ qualifications, including whether the nominee is independent within the meaning of Amex and SEC rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company’s voting stock.

     The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, provided the stockholders follow the procedures set forth in the Company’s Certificate of Incorporation. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

     The Company’s Certificate of Incorporation provides that, to be timely, a stockholder’s notice of nomination must be delivered or mailed to the Secretary of the Company not less than 30 days nor more than 60 days prior to an annual meeting; provided, however, that in the event that less than 40 days’ notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be not later than close of business on the 10th day following the date on which notice is mailed. A stockholder’s notice of nomination must also set forth as to each person who the stockholder proposes to nominate for election as a director, (a) the name, age, business address and, if known, residence address of such person, (b) the principal occupation or employment of such person, (c) the number of shares of the Company which are beneficially owned by such person, and (d) any other information reasonably requested by the Company. Stockholder nominations may be proposed by any stockholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Certificate of Incorporation. To be timely under the Certificate of Incorporation, nominations by any stockholder eligible to vote at the Annual Meeting must be received by the Company on or before April 26, 2004.

     The Nominating and Corporate Governance Committee may reject any nomination by a stockholder not made in accordance with the requirements of the Company’s Certificate of Incorporation. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the chairman of the annual meeting shall, if the facts warrant, determine at the annual meeting whether the nomination was made in accordance with the terms of the Certificate of Incorporation.

     Executive Committee. The Board of Directors of the Company has established an Executive Committee which, when the Board is not in session, may exercise all of the authority of the Board except to the extent that such authority is limited by law or Board resolution. Members of the Executive Committee are Messrs. Nolen (Chairman), Brown, Murphy, Perdue and Simmons. During 2003, the Executive Committee conducted no meetings.

Audit Committee Report

     In accordance with its written Charter, as adopted and amended by the Board of Directors, the Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2003, the Committee met six times, and the Committee chair, O.H. Brown, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and the Company’s independent auditors prior to public release.

     Effective July 30, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP, and appointed KPMG LLP (“KPMG”) as its new independent auditors. This change in independent auditors was recommended by the Audit Committee and approved by the Company’s Board of Directors.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from KPMG a formal written statement describing all relationships between KPMG and the Company that might bear on KPMG’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with KPMG any relationships that may impact KPMG’s objectivity and independence and satisfied itself as to KPMG’s independence. The Committee also discussed with management, the internal auditor and KPMG the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both KPMG and management their audit plans, audit scope, and identification of audit risks.

     The Committee reviewed and discussed with KPMG all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of KPMG’s examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and KPMG. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

     The Committee obtained a letter of representation from KPMG stating that the December 31, 2003 audit was subject to KPMG’s quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards and that there was appropriate continuity of KPMG personnel working on the audit and availability of national office consultation to conduct the relevant portions of the audit.

     Based on the above-mentioned review and discussions with management and KPMG, and the letter of representation from KPMG, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also intends to reappoint the independent auditors, subject to stockholder ratification of such appointment at the 2004 Annual Meeting of Stockholders.

Date: March 26, 2004	O.H. Brown, Chairman
Sam W. Murphy
Max W. Perdue

Executive Compensation

     The following table sets forth the cash and noncash compensation for the years ended December 31, 2003, 2002 and 2001, respectively, awarded to or earned by the Chief Executive Officer. No other executive officer earned in excess of $100,000 in salary and bonus.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
					Restricted	Securities
Name and				Other Annual	Stock	Underlying	LTIP	All Other
Principal Position	Year	Salary	Bonus	Compensation (1)	Award(s)	Options	Payouts	Compensation (2)
Robert B. Nolen, Jr.	2003	$130,604	$12,000	—	—	—	—	$4,800
President and Chief	2002	$128,838	$12,000	—	—	—	—	$4,400
Executive Officer of	2001	$124,373	$—	—	—	—	—	$3,732
the Company and the Bank

(1)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in the fiscal year by the named executive officer did not exceed 10% of the executive’s annual salary and bonus.

(2)	Represents contributions under the Company’s 401(k) plan.

Directors’ Compensation

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such.

     Directors of the Bank currently each receive a monthly fee of $400, plus an additional $600 for each Board meeting attended. In addition, directors receive a fee of $200 for each committee meeting attended, and director O.H. Brown receives a fee of $200 for each Loan Approval Committee meeting attended. Officers of the Bank do not receive fees for committee or advisory board meetings attended.

Year End Option Values

     To date, no options have been exercised under the Option Plan by the named executive officer. No options were granted to the named executive officer in 2003. The following table sets forth information concerning the value of options held by the named executive officer at December 31, 2003.

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-the-Money Options at
	Options at Fiscal Year Ended	Fiscal Year End (1)
	Exercisable/Unexercisable	Exercisable/
Name	(Number of Shares)	Unexercisable
Robert B. Nolen, Jr.	26,667 / 3,333	$200,786 / $21,814

(1)	Difference between fair market value of underlying Common Stock at December 31, 2003 ($16.67 per share, based on the closing sales price) and the exercise prices. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

Employment Agreement

     On January 26, 2000, the Company and the Bank entered into an employment agreement with Robert B. Nolen, Jr., which amends and restates Mr. Nolen’s prior employment agreement with the Bank. The agreement provides for Mr. Nolen to serve as President and Chief Executive Officer of each of the Company and the Bank for a term of three years and receive a current base salary of $134,500 per annum, subject to annual adjustments; provided, however, that any reduction of Mr. Nolen’s salary shall be commensurate with a general reduction in the salaries of the Bank’s senior officers. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as for an extension for an additional one-year period beyond then expiration date. In the event of his voluntary termination of employment under the agreement, Mr. Nolen has agreed that for a period of one year after the effective date of such termination, he will not within Walker and Jefferson Counties, Alabama, compete with the Company or the Bank or recruit or solicit for employment any current or future employee of the Company or the Bank. In the event of a termination of Mr. Nolen’s employment without just cause (as defined in the agreement), Mr. Nolen will be entitled to his salary for an additional 12-month period and continued health, life, disability and other benefits. In the event (i) Mr. Nolen voluntarily terminates his employment as a result of a constructive discharge (e.g., a material reduction without reasonable cause in his base compensation or a material diminution or reduction in his responsibilities or authority), (ii) Mr. Nolen is terminated following a change in control (as defined in the agreement), (iii) Mr. Nolen voluntarily terminates his employment within 24 months after a change in control and a constructive discharge, or (iv) Mr. Nolen voluntarily terminates his employment after 24 months but within 36 months following a change in control, Mr. Nolen shall be entitled to payments equal to the amount of 2.99 times the average annual compensation to Mr. Nolen during the five years immediately prior to the termination. Based on Mr. Nolen’s annual compensation as of December 31, 2003, if any of such provisions were to be effective, it would result in a payment to Mr. Nolen of approximately $385,000 In addition, if Mr. Nolen terminates his employment within 12 months following a change in control, he will be entitled to receive his salary for an additional 12-month period and, if he terminates his employment after 12 months but within 24 months following a change in control, he will be entitled to receive such salary for an additional 24-month period. The agreement also provides for the inclusion of Mr. Nolen in any present or future employee benefit plans or programs of the Company and the Bank for which executives are or will become eligible, customary fringe benefits, vacation and sick leave.

Certain Transactions

     The Bank makes available loans to directors, officers and other employees, including mortgage loans for the purchase or refinancing of their residences. It is the belief of management that these loans neither involve more than normal risk of collectability nor present other unfavorable features. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with non-affiliated persons. Management believes that all loans made by the Bank to directors, officers and other employees were in compliance with federal regulations in effect at the time the loans were made.

     The Bank’s former main office building is owned by the Bank and is situated on land leased from entities associated with the Simmons family. Under the terms of the lease for this office, a monthly payment of $1,407 is made for the grounds and 36 parking spaces. The Bank has been granted a right of first refusal to purchase the land. The Jasper Mall Branch building is also owned by the Bank and is situated on land leased from an entity associated with the Simmons family. The lease for the land on which the Jasper Mall Branch is located currently provides annual rental of $26,688 to the entity associated with the Simmons family. The lease runs through 2017.

     The Bank leases its Haleyville Branch Office facilities from Cecil Batchelor, the father of director Greg Batchelor. The lease currently provides for an annual rental of $36,720.

PROPOSAL II – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     KPMG LLP (“KPMG”) served as the Company’s independent auditors for the year ended December 31, 2003. The Audit Committee presently intends to renew the Company’s arrangement with KPMG to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004, subject to ratification of such appointment by the Company’s stockholders at the Annual Meeting. Action by stockholders is not required by law in the selection of independent auditors, but the proposal is submitted by the Board of Directors in order to give stockholders an opportunity to ratify the selection. If stockholders do not ratify the selection of KPMG, the Audit Committee will reconsider the selection of independent auditors.

     A representative of KPMG is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

     Ratification of the appointment of the independent auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Annual Meeting. The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of the independent auditors.

Audit Fees and Other Matters

     KPMG provided audit services to the Company consisting of the annual audit of the Company’s 2002 and 2003 consolidated financial statements contained in the Company’s Annual Reports on Form 10-KSB and reviews of the financial statements contained in the Company’s Quarterly Reports on Form 10-QSB for 2002 and 2003.

	Fiscal Year	% of	Fiscal Year	%of
Fee Category	2003	Total	2002	Total
Audit Fees	$73,000	82%	$65,500	89%
Audit-Related Fees	$—	—%	$—	—%
Tax Fees	$15,600	18%	$8,200	11%
All Other Fees	$—	—%	$—	—%

Total Fees	$88,600	100%	$73,700	100%

     KPMG did not provide any services related to the financial information systems design and implementation to the Company during 2002 and 2003.

     Audit Fees. These are fees related to professional services rendered in connection with the audit of the Company’s annual financial statements, reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB, and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

     Tax Fees. These are fees billed for professional services related to tax compliance, tax advice and tax planning, including services provided in connection with assistance in the preparation and filing of tax returns.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG.

Pre-approval Policy

     The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For 2003, pre-approved non-audit services included only those services described above for “Tax Fees.”

Change in Independent Auditors

     Effective July 30, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP (“Andersen”), and appointed KPMG as its new independent auditors. This determination followed the Company’s decision to seek proposals from independent auditors to audit the Company’s financial statements for the fiscal year ended December 31, 2002. The decision to dismiss Andersen and to retain KPMG was approved by the Company’s Board of Directors upon the recommendation of the Audit Committee. Andersen’s report on the Company’s 2001 financial statements was issued in February 2002, in conjunction with the filing of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     During the Company’s two fiscal years ended December 31, 2001, and the subsequent interim period through July 30, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report.

     The audit reports of Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company’s two most recent fiscal years ended December 31 2001, and the subsequent interim period through July 30, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

     The Company requested Andersen to furnish a letter addressed to the Board of Directors of the Company stating whether Andersen agreed with the above statements. The Company was informed that Andersen was no longer providing such letters.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation, which provides an advance notice procedure for certain business to be brought before an annual meeting of stockholders. Under the Certificate of Incorporation and SEC rules, if a stockholder notifies the Company after April 26, 2004 of such stockholder’s intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2004 annual meeting of stockholders of the Company, which will be held on or about May 25, 2005, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1811 Second Avenue, P.O. Box 1388, Jasper, Alabama no later than December 31, 2004. With respect to the 2005 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, is not received by April 25, 2005, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2005 annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company’s Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MARIE GUTHRIE, PINNACLE BANCSHARES, INC., P.O. BOX 1388, JASPER, ALABAMA 35502-1388.

BY ORDER OF THE BOARD OF DIRECTORS

MARY JO GUNTER SECRETARY

Jasper, Alabama
April 29, 2004

Appendix A

PINNACLE BANCSHARES, INC.

Audit Committee Charter

PURPOSE

To assist the Board of Directors of Pinnacle Bancshares, Inc. (the “Company”) and Pinnacle Bank (the “Bank”) in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations.

AUTHORITY

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Select, appoint, compensate, oversee and, if necessary, discharge any registered public accounting firm employed by the organization.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and related services.

•	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees or external parties.

•	Meet with Company officers, external auditors, and internal auditors or outside counsel, as necessary.

COMPOSITION

The Audit Committee will consist of at least two members of the Board of Directors. The Board of Directors of the Company will appoint Committee members and the Committee Chairman. It is the Chairman’s responsibility to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

Each Committee member will be both independent, as defined by applicable legislation and regulation, and financially literate. If a member of the Committee is an “audit committee financial expert,” as defined by applicable legislation and regulation, then that fact must be determined by the Committee and reported to the Board.

MEETINGS

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. Committee members are expected to attend meetings in person or via tele- or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Meeting minutes will be prepared by an individual appointed by the Committee.

RESPONSIBILITIES

Financial Statements

•	Through discussions with management and the external auditors, review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered.

•	Review the annual financial statements, and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.

•	The Chairman of the Audit Committee shall review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.

•	Review with management and the external auditors all matters required to be communicated to the Committee under generally accepted auditing standards.

•	Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

•	The Chairman of the Audit Committee shall review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to Committee members.

Internal Control

•	Consider the effectiveness of the Company’s internal control system through review of internal audit reports and discussions with management and the external auditors.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

•	Review with management the plans, activities and organizational structure of the internal audit function.

•	Continually review the effectiveness of the internal audit function.

External Audit

•	Select, appoint and, if necessary, discharge the external auditors, and pre-approve any non-audit services to be rendered to the Company by that firm.

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the selection, appointment or discharge of the auditors.

•	Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors, and the Company that may impact the objectivity and independence of the auditors, including non-audit services, and discussing the relationships with the auditors.

•	Meet separately with the external auditors at least semi-annually to discuss any matters that the Committee or auditors believe should be discussed privately.

•	Receive from the external auditors a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Obtain regular updates from management and Company legal counsel regarding compliance matters.

•	Review with the Company’s counsel and others any legal, tax or regulatory matters which may have a material impact on operations and the financial statements, policies and procedures at the Company and the Bank, or on reports received from or furnished to the regulators.

Reporting Responsibilities

•	Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.

•	Report annually to the stockholders in the Company’s proxy statement, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the Company issues that relate to Committee responsibilities.

Other Responsibilities

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company or the Bank regarding accounting, internal accounting controls, or auditing matters.

•	Establish procedures for the confidential, anonymous submission by Company and Bank employees of concerns regarding questionable accounting or auditing matters.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of this Charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Annually confirm that all responsibilities outlined in this Charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance regularly.

•	Perform other activities related to this Charter as requested by the Board of Directors of the Company

•	Conduct an appropriate review of all related party transactions (i.e., transactions required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404) for potential conflict of interest situations prior to approval of such transactions.

Funding

The Company shall provide for appropriate funding of the Committee, as determined by the Committee, for payment of:

•	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	Compensation to any advisers employed by the Committee as authorized under this Charter.

•	Ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

REVOCABLE PROXY
PINNACLE BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2004

     The undersigned stockholder of Pinnacle Bancshares, Inc. (the “Company”) hereby appoints O. H. Brown and Max W. Perdue, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 26, 2004 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

			VOTE	FOR ALL
		FOR	WITHHELD	EXCEPT
I.	Election as directors of all nominees	☐	☐	☐
listed below (except as marked to the contrary):

Greg Batchelor and James T. Waggoner

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

II.	Ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

FOR	☐	AGAINST	☐	ABSTAIN	☐

III.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the above proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

Dated:_____________, 2004

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

     The above signed stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

     Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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